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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2001

ARGOSY GAMING COMPANY
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11853 (Commission File Number)	37-1304247 (IRS Employer Identification Number)
219 Piasa Street, Alton, Illinois (Address of principal executive offices)	62002 (Zip Code)

(618) 474-7500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.  Other Events

    On July 24, 2001, the Company announced its second quarter operating results for the period ended June 30, 2001. A copy of the Company's press release relating to the earnings announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

    In connection with Argosy Gaming Company's (the "Company") Registration Statement on Form S-3 filed with the Securities and Exchange Commission on June 8, 2001 (the "Registration Statement"), the Company is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference into the Registration Statement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)
Financial Statements: None.

(b)
Pro Forma Financial Information: None.

(c)
Exhibits:
Exhibit No.	Description

1.1	Form of Underwriting Agreement (Debt Securities)
99.1	Press Release, dated July 24, 2001, announcing the Company's second quarter operating results for the period ended June 30, 2001

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARGOSY GAMING COMPANY, a Delaware corporation
Date: July 24, 2001	By:	/s/ DALE R. BLACK
	Name:	Dale R. Black
	Title:	Senior Vice President and Chief Financial Officer

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES